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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 30, 1997
                        ---------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                              SAFESKIN CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          FLORIDA                      0-22726                59-2617525
------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)          IDENTIFICATION NO.)


        12671 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA         92130
        --------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                 (619) 794-8111
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On September 30, 1997, the Registrant dismissed Coopers & Lybrand LLP ("Coopers & Lybrand") as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for several years. The decision to change the Registrant's accountants and auditors was approved by the Registrant's Audit Committee and Board of Directors at meetings on September 4, 1997.

         During the two fiscal years ended December 31, 1997 and the subsequent period through September 30, 1997, the date on which Coopers & Lybrand was dismissed as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and Coopers & Lybrand on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Coopers & Lybrand's satisfaction, would have caused them to make reference in connection with their reports to the subject matter of the disagreement. In addition, Coopers & Lybrand's reports on the Registrant's financial statements for the most recent two fiscal years contained no adverse opinions or disclaimers of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant has provided Coopers & Lybrand with a copy of the disclosures contained in this Form 8-K, and has requested that Coopers & Lybrand furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

         (b) On October 6, 1997, the Registrant appointed Deloitte & Touche LLP as the Registrant's independent public accountants and auditors, effective immediately.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS:

             16.1 Letter from Coopers & Lybrand LLP to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SAFESKIN CORPORATION




                                                  By: /s/ David L. Morash
                                                      ------------------------
                                                      David L. Morash
                                                      Executive Vice-President,
                                                      Chief Financial Officer

Dated: October 7, 1997



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